Dreyfus

Massachusetts Tax

Exempt Bond Fund

SEMIANNUAL REPORT November 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Massachusetts

                                                           Tax Exempt Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Massachusetts Tax Exempt Bond Fund, covering the six-month period from June 1, 2000 through November 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

Municipal bond prices rose modestly over the six-month reporting period. Positive supply-and-demand influences helped support a municipal bond market rally, and most sectors of the municipal bond market benefited from slowing economic growth. In addition to the moderating effects of the Federal Reserve Board' s interest-rate hikes during 1999 and the first half of 2000, the U.S. economy has slowed in response to higher energy prices and a weak euro.

In general, the overall investment environment that prevailed in the second half of the 1990s provided returns well above their historical averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank you for investing in Dreyfus Massachusetts Tax Exempt Bond Fund.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

December 15, 2000




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Massachusetts Tax Exempt Bond Fund perform during the period?

For the six-month reporting period ended November 30, 2000, Dreyfus Massachusetts Tax Exempt Bond Fund achieved a 6.76% total return.(1) In comparison, the fund' s peer group, as measured by the Lipper Massachusetts Municipal Debt Funds category average, achieved a 6.93% total return for the same period.(2)

We attribute our competitive absolute performance to a relatively strong investment environment for municipal bonds in Massachusetts. The market rally was driven primarily by signs of an economic slowdown and positive supply-and-demand factors, in which a rising number of investors have competed for a limited supply of securities. We attribute our modestly lagging relative performance to our recent defensive posture, which we believed was appropriate in a more credit-conscious investment environment.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and Massachusetts state income tax as is consistent with the preservation of capital. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness
of    its    issuer    and    any    provisions    for    early    redemption.

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to
make    cash    available    for    the    purchase     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio' s average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration of about seven years.

What other factors influenced the fund's performance?

Favorable economic and market conditions positively influenced the fund over the past six months. When the reporting period began, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. The Federal Reserve Board (the "Fed") had already raised short-term interest rates several times in 1999 and early 2000, with the latest and largest rate hike coming in May, just before the reporting period began. However, tax-exempt yields declined modestly -- and prices rose -- during the reporting period when the Fed did not change interest rates at its meetings in June, August, October and November. The Fed held monetary policy steady because of signs that its previous rate hikes were having the desired effect of slowing the economy.

In addition, the strength of the Massachusetts economy helped keep municipal bond yields relatively low compared to taxable bonds. While the official new-issue volume statistics for Massachusetts posted an increase when compared to the same period of the prior year, a large part of this debt was related to the cost overruns of the second tunnel being constructed underneath the harbor and its adjoining roadways, also known as the Central Artery project. At the same time that the supply of new bonds unrelated to this project was falling, demand was strong from individuals seeking tax-exempt income, thus providing strong support for bond prices.

In this environment, we generally maintained an average maturity that was in line with the average for other Massachusetts tax-exempt bond funds. This posture was designed to give us the flexibility we needed to capture competitive yields for as long as practical while making funds available for new opportunities as they arose.


What is the fund's current strategy?

After the market' s substantial rally and in light of evidence of a continuing economic slowdown, we have recently adopted a relatively defensive posture with regard to our security selection strategy. In our view, a more defensive strategy is especially appropriate during an economic slowdown in a state that has a large concentration of high technology businesses.

Accordingly, we have recently intensified our focus on broad diversification in a more credit-conscious environment. We have recently been purchasing locally issued essential-service bonds that are backed by the revenues of basic infrastructures such as water and sewer facilities. We also have found attractive opportunities in general obligation bonds from local issuers, which are backed by their general taxing authority. These bonds from counties, cities, educational institutions and other local issuers are intended to complement our existing holdings of debt securities from the Commonwealth of Massachusetts.

December 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

November 30, 2000 (Unaudited)

                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS--93.1%                                                       Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--89.8%

Boston 5.75%, 2/1/2020                                                                        3,945,000               4,065,046

Boston--Mount Pleasant Housing Development Corp., MFHR

   6.75%, 8/1/2023 (Insured; FHA)                                                             1,560,000               1,612,868

Hopkinton:

   5%, 9/1/2017                                                                               1,735,000               1,674,726

   5%, 9/1/2018                                                                               1,735,000               1,664,854

   5%, 9/1/2019                                                                               1,735,000               1,646,793

   5%, 9/12020                                                                                1,735,000               1,636,122

Lynn 5%, 2/15/2017 (Insured; MBIA)                                                            2,360,000               2,279,217

Massachusetts Bay Transportation Authority,
   General Transportation System:

      6.20%, 3/1/2016                                                                         1,725,000               1,915,561

      4.50%, 3/1/2026 (Insured; MBIA)                                                         2,500,000               2,109,925

Massachusetts College Building Authority, Project Revenue:

   Zero Coupon, 5/1/2026 (Insured; MBIA)                                                      8,510,000               2,064,611

   Zero Coupon, 5/1/2027 (Insured; MBIA)                                                      1,510,000                 346,319

   Zero Coupon, 5/1/2028 (Insured; MBIA)                                                     11,790,000               2,554,068

Massachusetts (Consolidated Loan) 5.25%, 8/1/2017                                             2,500,000               2,517,800

Massachusetts Development Finance Agency, Revenue:

   (Assumption College) 6%, 3/1/2030                                                          1,905,000               1,958,969

   (Boston University) 5.45%, 5/15/2059                                                       2,035,000               1,896,478

   (College of Pharmacy) 6.75%, 7/1/2030                                                      2,000,000               2,043,680

   (Regis College) 5.25%, 10/1/2018                                                           1,240,000               1,054,930

Massachusetts Educational Financing Authority,
   Education Loan Revenue

   5.125%, 12/1/2014 (Insured; MBIA)                                                          1,000,000                 967,980

Massachusetts Health and Educational Facilities Authority,
   Revenue:

      (Baystate Medical Center) 6%, 7/1/2015 (Insured; FGIC)                                  1,140,000               1,172,752

      (Brandeis University) 4.75%, 10/1/2028 (Insured; MBIA)                                  2,500,000               2,194,900

      (Daughters of Charity) 6.10%, 7/1/2014                                                  1,100,000               1,176,956

      (Harvard University) 6%, 7/1/2035                                                       2,500,000               2,673,300

      (Massachusetts General Hospital):

         6%, 7/1/2015 (Insured; AMBAC)                                                        2,000,000               2,057,460

         6.25%, 7/1/2020 (Insured; AMBAC)

            (Prerefunded 7/1/2003)                                                            3,500,000  (a)           3,718,575

      (Massachusetts Institute of Technology) 5.20%, 1/1/2028                                 5,000,000                4,870,100

      (Mclean Hospital) 6.50%, 7/1/2010 (Insured; FGIC)

         (Prerefunded 7/1/2002)                                                               1,000,000  (a)           1,051,320

      (Medical Academic & Scientific) 6.625%, 1/1/2015                                        3,000,000                3,025,260

      (Milton Hospital) 7%, 7/1/2016 (Insured; MBIA)                                          1,000,000                1,021,740


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health and Educational Facilities Authority,
  Revenue (continued):

    (Mount Auburn Hospital) 6.30%, 8/15/2024

         (Insured; MBIA)                                                                      5,000,000               5,178,100

      (New England Medical Center Hospitals)

         6.50%, 7/1/2012 (Insured; FGIC)                                                      2,000,000               2,086,760

      (Newton--Wellesley Hospital) 5.875%, 7/1/2015

         (Insured; MBIA)                                                                      2,000,000               2,063,680

      (Sisters Providence Health System)

         6.625%, 11/15/2022                                                                   3,510,000               3,717,687

      (Wellesley College) 5.125%, 7/1/2039                                                    7,000,000               6,424,950

Massachusetts Housing Finance Agency, Revenue:

  Housing Projects:

      6.30%, 10/1/2013 (Insured; AMBAC)                                                       1,000,000               1,048,330

      6.375%, 4/1/2021                                                                        4,300,000               4,409,693

   Rental Housing:

      6.65%, 7/1/2019 (Insured; AMBAC)                                                        2,215,000               2,299,325

      6.50%, 7/1/2025 (Insured; AMBAC)                                                        1,500,000               1,549,260

      6.45%, 1/1/2036 (Insured; AMBAC)                                                        2,135,000               2,199,349

      6%, 7/1/2037 (Insured; AMBAC)                                                           2,650,000               2,658,930

   Single-Family Housing 6.35%, 6/1/2017                                                      2,675,000               2,733,449

Massachusetts Industrial Finance Agency, Revenue:

  (Babson College):

      5.375%, 10/1/2017                                                                       2,125,000               2,087,897

      5.25%, 10/1/2027                                                                        2,950,000               2,729,576

   Electrical Utility (Nantucket Electric Co.) 8.50%, 3/1/2016                                2,750,000               2,838,907

   (Holy Cross College):

      6%, 11/1/2002                                                                             400,000                 412,048

      6.375%, 11/1/2015 (Prerefunded 11/1/2002)                                               2,000,000  (a)          2,110,740

   (Ogden Haverhill Project) 5.60%, 12/1/2019                                                 1,000,000                 856,900

Massachusetts Municipal Wholesale Electric Company,

  Power Supply System Revenue:

      6.40%, 7/1/2002                                                                           400,000                 409,336

      6.125%, 7/1/2019 (Insured; MBIA)                                                        1,000,000               1,026,400

Massachusetts Port Authority, Revenue:

   5%, 7/1/2023                                                                               1,315,000               1,220,070

   Special Facilities (US Air Project)

      5.75%, 9/1/2016 (Insured; MBIA)                                                         5,000,000               5,107,600

   Special Project (Harborside Hyatt) 10%, 3/1/2026                                           8,000,000               8,223,520

Massachusetts Water Pollution Abatement Trust

   (Pool Loan Program) 5.625%, 2/1/2017                                                       5,000,000               5,131,200

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Northampton (School Project Loan Act of 1948)

   5.75%, 5/15/2016 (Insured; MBIA)                                                           1,520,000               1,577,274

Plymouth 5.25%, 10/15/2020 (Insured; MBIA)                                                    1,000,000                 984,780

Southbridge 6.375%, 1/1/2012 (Insured; AMBAC)                                                 1,000,000               1,036,770

U.S. RELATED-3.3%

Guam Airport Authority, Revenue 6.70%, 10/1/2023                                              3,000,000               3,111,750

Virgin Islands Water and Power Authority,

  Electric System Revenue

   7.40%, 7/1/2011 (Prerefunded 7/1/2001)                                                     1,560,000  (a)           1,605,552

TOTAL LONG-TERM MUNICIPAL LNVESTMENTS

   (cost $130,759,244)                                                                                               133,812,143
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--2.4%
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Health and Educational Facilities Authority, Revenue

  VRDN (Capital Asset Program):

      4.20% (Insured; MBIA)                                                                   1,400,000  (b)           1,400,000

      4.15%, Series D (Insured; MBIA)                                                         1,700,000  (b)           1,700,000

      4.20%, Series E (LOC; Bank One Corp.)                                                     300,000  (b)             300,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $3,400,000)                                                                                                   3,400,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $134,159,244)                                                             95.5%              137,212,143

CASH AND RECEIVABLES (NET)                                                                         4.5%                6,534,050

NET ASSETS                                                                                       100.0%              143,746,193


Summary of Abbreviations

AMBAC            American Municipal Bond

                     Assurance Corporation

FGIC             Financial Guaranty Insurance

                     Company

FHA              Federal Housing Administration

LOC              Letter of Credit

MBIA             Municipal Bond Investors Assurance

                     Insurance Corporation

MFHR             Multi-Family Housing Revenue

VRDN             Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              50.7

AA                               Aa                              AA                                               21.8

A                                A                               A                                                 8.1

BBB                              Baa                             BBB                                               8.8

F1                               MIGI/PI                         SP1/A1                                            2.5

Not Rated (c)                    Not Rated( c)                   Not Rated( c)                                     8.1

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

(C)  SECURITES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           134,159,244   137,212,143

Cash                                                                    237,597

Receivable for investment securities sold                             4,018,556

Interest receivable                                                   2,376,625

Receivable for shares of Beneficial Interest subscribed                   5,000

Prepaid expenses                                                          5,841

                                                                     143,855,762
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            80,654

Accrued expenses                                                         28,915

                                                                        109,569
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      143,746,193
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     142,815,458

Accumulated net realized gain (loss) on investments                 (2,122,164)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             3,052,899
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     143,746,193
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.01 par value shares of Beneficial Interest authorized)
                                                                      8,960,849

NET ASSET VALUE, offering and redemption price per share-Note 3(d) ($)     16.04

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended November 30, 2000 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,267,302

EXPENSES:

Management fee--Note 3(a)                                              424,470

Shareholder servicing costs--Note 3(b)                                  98,070

Professional fees                                                       23,416

Trustees' fees and expenses--Note 3(c)                                   9,208

Prospectus and shareholders' reports                                     8,981

Custodian fees                                                           7,547

Registration fees                                                        5,986

Loan commitment fees--Note 2                                               567

Miscellaneous                                                            3,066

TOTAL EXPENSES                                                         581,311

INVESTMENT INCOME--NET                                               3,685,991
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (58,811)

Net unrealized appreciation (depreciation) on investments            5,579,507

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               5,520,696

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 9,206,687

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                        November 30, 2000           Year Ended

                                              (Unaudited)         May 31, 2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,685,991            7,700,101

Net realized gain (loss) on investments          (58,811)          (2,057,801)

Net unrealized appreciation (depreciation)
   on investments                               5,579,507         (10,011,245)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    9,206,687          (4,368,945)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (3,685,991)          (7,765,137)

Net realized gain on investments                     --              (336,473)

TOTAL DIVIDENDS                               (3,685,991)          (8,101,610)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   9,471,489           31,835,134

Dividends reinvested                            2,695,059            5,973,090

Cost of shares redeemed                      (11,527,650)         (48,333,104)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              638,898          (10,524,880)

TOTAL INCREASE (DECREASE) IN NET ASSETS        6,159,594          (22,995,435)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           137,586,599          160,582,034

END OF PERIOD                                 143,746,193          137,586,599
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       596,023            2,011,332

Shares issued for dividends reinvested            169,318              379,654

Shares redeemed                                 (726,832)          (3,067,872)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      38,509            (676,886)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                         November 30, 2000                                    Year Ended May 31,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.42         16.73         17.01         16.31          15.86         16.25

Investment Operations:

Investment income--net                                 .41           .83           .82           .83            .85           .88

Net realized and unrealized
   gain (loss) on investments                          .62         (1.27)        (.17)           .70            .45          (.39)

Total from Investment Operations                      1.03          (.44)          .65          1.53           1.30           .49

Distributions:

Dividends from investment
   income--net                                       (.41)         (.83)         (.82)          (.83)         (.85)         (.88)

Dividends from net realized
   gain on investments                                  --         (.04)         (.11)            --            --            --

Total Distributions                                  (.41)         (.87)         (.93)          (.83)         (.85)         (.88)

Net asset value, end of period                       16.04         15.42         16.73          17.01         16.31         15.86
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  13.48(a)        (2.56)          3.87           9.52          8.37          3.06
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .82(a)           .85           .82            .81           .79           .79

Ratio of net investment income
   to average net assets                           5.21(a)          5.22          4.82           4.97          5.27          5.43

Portfolio Turnover Rate                           12.04(b)         19.45         19.47          28.53         38.29         60.67
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     143,746       137,587       160,582        160,218       151,379       151,722

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Massachusetts Tax Exempt Bond Fund ("the fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund' s shares, which are sold to the public without a sales charge

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b)  Securities  transactions and investment income: Securities transactions are
recorded    on   a   trade   date   basis.   Realized   gain   and   loss   from

securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings of $5,456 during the period ended November 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss  carryover  of  approximately $639,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2000. This amount is
calculated    based    on    Federal    income    tax    reg    The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ulations   which   may  differ  from  financial  reporting  in  accordance  with accounting principals generally accepted in the United States. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2000, the fund was charged $60,944 pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2000, the fund was charged $23,907 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended November 30, 2000, redemption fees retained by the fund amounted to $425.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2000, amounted to $16,398,829 and $22,617,605, respectively.

At November 30, 2000, accumulated net unrealized appreciation on investments was
$3,052,899,   consisting   of   $4,326,220  gross  unrealized  appreciation  and
$1,273,321 gross unrealized depreciation.

At November 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Massachusetts Tax Exempt Bond Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  267SA0011